TURNER FUNDS

                            TURNER MIDCAP EQUITY FUND

                          Supplement dated May 13, 2008
                    to the Prospectus dated January 31, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective June 30, 2008, the Prospectus is amended and supplemented to reflect that Joseph Krocheski is added as a co-manager of the Turner Midcap Equity Fund.

In accordance with this change, effective June 30, 2008, the ninth sentence of the first paragraph under the heading "Portfolio Managers" on page 49 of the Prospectus is deleted and replaced with the following:

"The Midcap Equity Fund is managed by Steven Gold with co-managers Thomas DiBella and Joseph Krocheski."

Additionally, effective June 30, 2008, the following biography is added to the
Prospectus:

"Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined Turner in 2007. Mr. Krocheski is a co-manager of the Midcap Equity Fund. Prior to 2007, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has 15 years of investment experience."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TUR-FS2-030-26